American Century Growth Funds, Inc. Prospectus Supplement Focused Dynamic Growth Fund
Supplement dated August 1, 2022 ■ Prospectus dated December 1, 2021

The following replaces the fourth paragraph under The Investment Advisor on page 8 of the prospectus:

The rate of the fee is determined by applying a formula that takes into account the assets of the fund as well as certain assets, if any, of other clients of the advisor outside the American Century Investments fund family (such as subadvised funds and separate accounts), as well as exchange-traded funds managed by the advisor, that use very similar investment teams and strategies (strategy assets). The use of strategy assets, rather than fund assets alone, in calculating the fund’s fee rate could allow the fund to realize scheduled cost savings more quickly. However, it is possible that the fund’s strategy assets will not include assets of other accounts or that any such assets may not be sufficient to result in a lower fee rate.

©2022 American Century Proprietary Holdings, Inc. All rights reserved. CL-SPL-97773 2208